FORM N-23c-3

             NOTIFICATION OF REPURCHASE OFFER PURSUANT TO RULE 23c-3

1.   Investment Company Act File Number: 817-00819
     Date of Notification: November 17, 2005

2.   Exact name of Investment Company as specified in registration statement:

     HIGHLAND FLOATING RATE FUND
     (f/k/a) Columbia Floating Rate Fund

3.   Address of principal executive office:
     c/o Highland Capital Management, L.P.
     13455 Noel Road, Suite 1300
     Dallas, Texas 75240

A. [X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B. [ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C. [ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.


By:  /s/ M. Jason Blackburn
     ----------------------
         M. Jason Blackburn
         Secretary

                               [GRAPHIC OMITTED]
                                 HIGHLAND FUNDS
                                   MANAGED BY
                       HIGHLAND CAPITAL MANAGEMENT, L.P.

                THIS IS NOTIFICATION OF THE QUARTERLY REPURCHASE
      OFFER. IF YOU ARE NOT INTERESTED IN SELLING YOUR SHARES AT THIS TIME,
                          KINDLY DISREGARD THIS NOTICE.


November 17, 2005

Dear Shareholder:

This letter is to announce the regular quarterly repurchase offer ("Repurchase Offer") for Highland Floating Rate Fund (the "Fund"). The purpose of this Repurchase Offer is to provide access and liquidity to your assets by allowing you to sell your shares at net asset value. The Fund repurchases its shares only by Repurchase Offer and only during its regular quarterly Repurchase Offers.

The Repurchase Offer period will begin on November 17, 2005 and end on December 15, 2005. All Repurchase Offer requests received during this period will be processed on December 15, 2005.

Repurchase requests for certain Class A shares, Class B shares held for less than five years and Class C shares held for less than one year may be subject to a contingent deferred sales charge.

If you have no desire to sell your shares of the Fund, please disregard this notice. We will contact you again next quarter to remind you of your share sale privileges. However, if you would like to sell shares for cash in this Repurchase Offer, call your financial advisor or complete the Repurchase Offer form included with this letter and return it in the enclosed envelope to Highland Floating Rate Fund, P.O. Box 9840, Providence, Rhode Island 02940-8040.

ALL REQUESTS TO REPURCHASE SHARES MUST BE RECEIVED IN GOOD ORDER BY THE FUND'S TRANSFER AGENT BY 4:00 P.M., EASTERN TIME ON DECEMBER 15, 2005. A MEDALLION SIGNATURE GUARANTEE IS REQUIRED WHEN YOU REQUEST LIQUIDATION OF OVER $100,000 OR IN CERTAIN OTHER CIRCUMSTANCES AT THE DISCRETION OF THE FUND AND ITS TRANSFER AGENT.

The Fund will only accept signature guarantees from Medallion guarantors meeting the STAMP2000 requirements. Any transaction received on behalf of the Fund by PFPC Inc., the Fund's transfer agent, with a non-Medallion Signature Guarantee will be rejected.

If you have any questions, please call your financial advisor or call one of our Shareholder Services Representatives at (877) 665-1287.

Sincerely,

Highland Floating Rate Fund


                                                                 HLC-TEN-2-12/05

                                        --------------- -----------------------
                                           Not FDIC      May Lose Value
                                           Insured      -----------------------
                                                         No Bank Guarantee
                                        --------------- -----------------------

REPURCHASE OFFER DOCUMENT
Highland Floating Rate Fund

Dated November 17, 2005

This repurchase offer ("Repurchase Offer") of Highland Floating Rate Fund (the "Fund") and acceptance of the Repurchase Offer for repurchase of shares of the Fund are made upon the terms and conditions stated in this Repurchase Offer Document/Repurchase Offer Form and the Fund's current prospectus and statement of additional information ("SAI").

1. REPURCHASE OFFER. The Fund is offering to repurchase for cash up to ten percent (10%) (the "Repurchase Offer Amount") of its issued and outstanding shares, with all classes being treated in the aggregate, at a price equal to the net asset value per share ("NAV") as of the close of business on the New York Stock Exchange on the Repurchase Pricing Date (defined below) less any contingent deferred sales charge (described below) upon the terms and conditions set forth herein. The purpose of the Repurchase Offer is to provide liquidity to shareholders because no secondary market exists for the Fund's shares. The Repurchase Offer is not conditioned upon the tender for repurchase of any minimum number of shares.

2. REPURCHASE REQUEST DEADLINE. All tenders of shares for repurchase must be received in proper form by the Fund's transfer agent by 4:00 p.m., Eastern Time on December 15, 2005, which is the "Repurchase Request Deadline."

3. REPURCHASE PRICING DATE. It is intended that the NAV for the repurchase of the Fund's shares will be determined following the close of business on December 15, 2005 (the "Repurchase Pricing Date"), which is within fourteen days following the Repurchase Request Deadline. However, the Fund has up to fourteen days after the Repurchase Request Deadline to determine the NAV. If the Fund chooses a Repurchase Pricing Date later than the close of business on December 15, 2005, there is a risk that the NAV may fluctuate between those dates.

4. PAYMENT FOR SHARES REPURCHASED. The Fund will pay repurchase proceeds within seven calendar days after the Repurchase Pricing Date. The Fund will not charge a repurchase fee, although certain Class A shares, Class B and Class C shares may be subject to a contingent deferred sales charge (described below).

5. NET ASSET VALUE. The NAV of the Fund on November 3, 2005 was $9.88 per share for Class A shares, $9.87 per share for Class B shares, $9.87 per share for Class C shares and $9.87 per share for Class Z shares. You must decide whether to repurchase your shares prior to the Repurchase Request Deadline, but the NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date. The NAV of the shares may fluctuate between the date of your repurchase request or the Repurchase Request Deadline and the Repurchase Pricing Date. There can be no assurance that the NAV of the shares on the Repurchase Pricing Date will be as high as the NAV of the shares on the date you submit your repurchase request or the Repurchase Request Deadline. Please call the Fund's Shareholder Services Representatives at (877) 665-1287 for current price information. The Fund's shares are not traded on any organized market or exchange.

                                                                 HLC-TEN-3-12/05

6. INCREASE IN NUMBER OF SHARES REPURCHASED; PRO RATA REPURCHASES. If shareholders tender more shares for repurchase than the Repurchase Offer Amount, the Fund may (but is not obligated to) repurchase an additional two percent (2%) of the shares above the Repurchase Offer Amount. If the Fund determines not to repurchase the additional 2%, or if shareholders tender shares in excess of the Repurchase Offer Amount plus the additional 2%, the Fund will repurchase shares tendered on a pro rata basis. The Fund may, however, in its discretion either (i) accept all shares tendered by shareholders who own less than 100 shares and who tender all their shares, before prorating the shares tendered by other shareholders or (ii) accept by lot shares tendered by shareholders who tender all their shares held by them and who, when tendering their shares, elect to have either all or none or at least a minimum amount or none accepted by the Fund, if the Fund first accepts all shares tendered by shareholders who do not so elect.

     There can be no assurance that the Fund will be able to repurchase all shares that you have tendered, even if you tender all shares held in your account. In the event of an oversubscribed Repurchase Offer, you may be unable to sell some or all of your investment. You may have to wait until a subsequent repurchase offer to tender shares that the Fund is unable to repurchase, and you would be subject to the risk of NAV fluctuations during that time period.

7. WITHDRAWAL OF SHARES TO BE REPURCHASED. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time on December 15, 2005, by submitting written notice to Highland Floating Rate Fund at P.O. Box 9840, Providence, Rhode Island 02940-8040.

8. SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER. The Fund may suspend or postpone a Repurchase Offer in limited circumstances, and only by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended). These circumstances are limited and include the following:

     (a) if the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended;

     (b) for any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund's net assets;

     (c) for any other periods that the Securities and Exchange Commission permits by order for the protection of shareholders;

     (d) if the shares are listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association and the repurchase of shares would cause the shares to lose that status; or

     (e) during any period in which any market on which the shares are principally traded is closed, other than customary weekend and holiday closings, or during any period in which trading on the market is restricted.

         You will be notified if the Fund suspends or postpones the Repurchase Offer. If the Fund renews the Repurchase Offer after a suspension or postponement, you will be sent a new notification.

9. TAX CONSEQUENCES. You should review the tax information in the Fund's current prospectus and SAI. Shareholders should consult their tax advisors regarding the specific tax consequences, including state and local tax consequences, of participating in the Repurchase Offer. The Fund intends to take the position that shareholders tendering shares will qualify for sale treatment. If the transaction is treated as a sale for tax purposes, any gain or loss recognized will be treated as a capital gain or loss by shareholders that hold their shares as a capital asset.

10. DOCUMENTS IN PROPER FORM. All questions as to validity, form, eligibility (including time of receipt) and acceptance of Repurchases of shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for any shares if, in the opinion of the Fund's counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Repurchase Offer or any defect in any tender of shares whether generally or with respect to any particular share(s) or shareholders. The Fund's interpretations of the terms and conditions of the Repurchase Offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be cured within such times as the Fund shall determine. Tenders of shares will not be deemed to have been made until the defects or irregularities have been cured or waived. A Medallion Signature Guarantee is required when a shareholder liquidates over $100,000 or in certain other circumstances at the discretion of the Fund and its transfer agent.

11. CONTINGENT DEFERRED SALES CHARGE. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on those Class B shares accepted for repurchase that have been held for less than five years. Specifically, Class B shares repurchased through the (i) first year after purchase are subject to a CDSC of 3.25%; (ii) second year after purchase are subject to a CDSC of 3.00%; (iii) third year after purchase are subject to a CDSC of 2.00%; (iv) fourth year after purchase are subject to a CDSC of 1.50%; and (v) fifth year after purchase are subject to a CDSC of 1.00%. Class C shares are subject to a CDSC of 1.00% for those Class C shares accepted for repurchase that have been held less than one year. Certain purchases of Class A shares between $1 million and $25 million may be subject to a CDSC. Please check your holdings and the Fund's current prospectus and SAI for more information on CDSCs.

                                    * * * * *

Neither the Fund, Highland Capital Management, L.P., the Fund's investment adviser, PFPC Distributors, Inc., the Fund's distributor, PFPC Inc., the Fund's transfer agent, nor any other person is or will be obligated to give notice of any defects or irregularities in the Repurchase Offer, nor shall any of them incur any liability for failure to give any such notice.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether or not to repurchase shares. Each shareholder must make an independent decision whether to tender shares and, if so, how many shares to Repurchase.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this Repurchase Offer. No person has been authorized to give any information or to make any representations in connection with the Repurchase Offer other than those contained herein or in the Fund's current prospectus, SAI or account application. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For per share NAV and other information, or for a copy of the Fund's current prospectus or SAI, call the Fund's Shareholder Services Representatives at (877) 665-1287.